Exhibit 10.18B
Amendment No. 3 to Master Technology License Agreement*
     This Amendment No. 3 to the Master Technology License Agreement (the “Amendment”) effective as of September 29, 2006 (the “Amendment Effective Date”), is entered into by and between Sonics, Inc., a Delaware corporation with principal offices at 1098 Alta Avenue, Suite 101, Mountain View, California 94043 (“Sonics”) and Broadcom Corporation, a California corporation with principal offices at 16215 Alton Parkway, P.O. Box 57013, Irvine, California 92619-7013, for itself and its Affiliates (“Broadcom”), and amends that certain Master Technology License Agreement entered into by Broadcom and Sonics effective as of January 1, 2003 (as restated and amended as of December 19, 2003 and as amended as of May 25,2004) (the “Master Technology License Agreement”).
     WHEREAS, Sonics and Broadcom previously have entered into the Master Technology License Agreement; and
     WHEREAS, Sonics and Broadcom have agreed to amend the Master Technology License Agreement as set forth herein.
     NOW THEREFORE, the parties hereby agree as follows:
1.	All capitalized terms not defined in this Amendment shall have the meanings given to them in the Master Technology License Agreement.

2.	As of the Amendment Effective Date, Section 1.7 (Deliverables) shall be amended and restated to read as follows: “Deliverables” means the documentation, development tools, synthesis tools, and verification tools delivered with the SiliconBackplane™ MicroNetwork IP core ([***]), the MemMax™ Memory Scheduler IP core ([***]), SonicsMX ([***]), as well as any updates or upgrades to the Deliverables provided to Broadcom by Sonics pursuant to this Agreement.

3.	As of the Amendment Effective Date, Section 1.9 (Licensed Technology) shall be amended and restated to read as follows: “Licensed Technology” means Sonics SiliconBackplane MicroNetwork IP core ([***]), Sonics MemMax Memory Scheduler IP core ([***]), SonicsMX IP Core ([***]) (“SonicsMX”) and the Deliverables, as well as any updates, enhancements, upgrades, and modifications thereto that are provided by Sonics hereunder to Broadcom during the Term of this Agreement.

4.	As of the Amendment Effective Date, Section 1.12 (Sonics IP Core) shall be amended and restated to read as follows: “Sonics IP Core” means Sonics SiliconBackplane MicroNetwork IP core, the SonicsMX IP Core or Sonics MemMax Memory Scheduler IP Core.

5.	Section 4.1 (Delivery) shall be amended so that, upon receipt of a Transfer Fee (as defined in Section 5.1, as amended in Paragraph 8 below) or a Per Device License Fee for

* [***]:	Certain information in this document has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

     Sonics MX, Sonics shall deliver to Broadcom SonicsMX and its Deliverables to Broadcom upon execution of this Amendment.
6.	Section 4.3(a) (Maintenance Services) shall be amended by deleting the table and replacing it with the following:

Maintenance Fee per Six-Month
Sonics IP Core	Term per Broadcom Location
SiliconBackplane MicroNetwork and SonicsMX	[***]
MemMax Memory Scheduler	[***]
7.	A new Section 4.3(cX I) shall be added as follows: Training (for SonicsMX). Upon payment, Sonics will provide training and system analysis on SonicsMX. Each training class will be provided by knowledgeable, qualified Sonics’ engineers, will be [***] long ([***]) and will be for up to [***] Broadcom employees. Training classes shall cost [***] per class, plus reasonable travel and lodging expenses for Sonics engineers.

8.	Section 5.1 is amended to provide that the Per Device License Fee for SonicsMX shall be [***]. Broadcom may elect to transfer any pre-paid license for Sonics SiliconBackplane Micronetwork to a license for SonicsMX upon payment to Sonics of a transfer fee of [***] per license (the “Transfer Fee”).

9.	Section 5.2 is amended and restated as follows: Minimum Annual Payment. Broadcom agrees to purchase a minimum of [***] licenses for Devices incorporating a SiliconBackplane MicroNetwork IP core or SonicsMX core per Applicable Contract Year during the Term of this Agreement, payable no later than December 31st of each year for use of the License during the following year. “Applicable Contract Year” shall mean the period beginning January 1, 2007 and ending December 31, 2007, and each annual period thereafter. Broadcom shall pay to Sonics [***] for the first [***] licenses for use in the Applicable Contract Year (the “Minimum Annual Payment”). If any of these [***] licenses shall be for SonicsMX, Broadcom shall pay the Transfer Fee for each SonicsMX use along with the sending of the Commencement Notice. In the event that both SonicsMX and SiliconBackplane are combined in the same Device, the Device will be deemed a single use and the combined license fee shall be [***] (or a single additional Transfer Fee in the event the Device is one of the [***] pre-paid licenses in a given year). Broadcom shall be permitted to use the [***], purchased each Applicable Contract Year with the Minimum Annual Payment, to commence the design and development of [***] Devices during such Applicable Contract Year. Evidence of the commencement of a Device shall only be shown by receipt by Sonics of a Commencement Notice for such Device. If Broadcom commences more than [***] Devices in an Applicable Contract Year, Broadcom shall pay Sonics the per Device license fee of [***] in the case of SonicsMX and [***] in the case of SilconBackplane, due upon the submission of a

Commencement Notice for each such Device. [***]. Subject to the provisions of this Section 5.2, in the event that Broadcom discontinues the design and development of a Device prior to its production (on a Device which Broadcom has already provided a Commencement Notice to Sonics), then Broadcom may transfer the license for such discontinued Device to a new Device, provided that (i) the Commencement Notice for the design or development for the new Device commences within twelve (12) months of the first tape-out of the discontinued Device and (ii) Broadcom informs Sonics of this substitution of the New Device in such new Commencement Notice. Notwithstanding the foregoing, should Broadcom choose not to make the Minimum Annual Payment in any Applicable Contract Year, this Agreement shall terminate on the date when the Minimum Annual Payment shall have been due for such Applicable Contract Year, and all licenses and rights granted hereunder and the obligations imposed hereunder shall cease except for those surviving pursuant to Section 6.4. The decision not to make a Minimum Annual Payment shall not be considered a breath of this Agreement nor shall Broadcom have any liability except for the obligations and liabilities that survive in accordance with the terms of this Agreement, to Sonics for making such choice.
10.	Section 5.3 (“Royalties”) is amended and restated to read as follows and shall be effective for all shipments by Broadcom on or after April 1, 2006:
     Royalties. In further consideration of the license grants and access to the Licensed Technology, Broadcom will pay Sonics running royalties of the lesser of (i) a percentage of Net Sales per Device or (ii) the maximum royalty per Device; sold or disposed of by Broadcom or its Affiliates, in accordance with the schedule below. No multiple royalties shall be payable or due because any single Device incorporates more than one (1) Sonics IP Core.

	Royalty Rate Per Device (%	Maximum Royalty Per
Sonics IP Core	of Net Sales)	Device

SiliconBackplane MicroNetwork and/or SonicsMX
• For Net Sales up to [***] per quarter	[***]	[***]
• For Net Sales above [***] and up to [***] per quarter	[***]	[***]
• For Net Sales above [***] per quarter	[***]	[***]
MemMax Memory Scheduler	[***]
     Sales or transfers by Broadcom of Devices to its Affiliates shall not be counted as royalty-bearing sales so long as such Devices are thereafter sold or transferred by such Affiliates to customers.
     In the event Broadcom elects not to make the Minimum Annual Payment for SiliconBackplane or SonicsMX for 2007 by January 1, 2007 or does not initiate at least one SiliconBackplane or SonicsMX into its design during either the years of 2006 or 2007, the royalty amounts due under this Amendment shall revert to the amounts contained in the original Section 5.2 of the Agreement for shipments from July I, 2006 and all subsequent quarters.

11.	Section 6.1 (“Term”) shall be amended to read as follows: Expiration. This Agreement shall expire [***] from the Amendment Effective Date unless terminated in accordance with Article 6 (“Term”), or in accordance with Section 5.2.

12.	Section 11.8 (Announcement) is amended and restated as follows: Broadcom agrees to provide information and approval for Sonics to distribute publicly material for a design case study and a press release regarding Broadcom’s use of Sonics IP Cores and its license of SiliconBackplane and SonicsMX. Sonics shall be free to disclose its relationship with Licensee to companies that desire to use Sonics’ products or any integrated circuits that incorporate all or any portion of Sonics’ products, however Sonics shall not disclose the terms of the Agreement.

13.	Except as specifically modified or amended hereby, the Master Technology License Agreement shall remain in full force and effect and, as modified or amended, is hereby ratified, confirmed and approved. No provision of this Amendment may be modified or amended except expressly in a writing signed by both parties nor shall any terms be waived except expressly in a writing signed by the party charged therewith.
     IN WITNESS WHEREOF, each of the parties has executed this Amendment as of the date indicated on this Amendment by its duly authorized officers or representatives.

SONICS, INC.		BROADCOM CORPORTION

By:	/s/ Martin Kovacich	By:	/s/ M.E. Hurlston

Name:	Martin Kovacich	Name:	M.E. Hurlston

Title:	CFO	Title:	VP/GM

Date:	9/26/06	Date:	29 September 2006

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